EXHIBIT 99.1

Republic’s Net Income from Continuing Operations Increases 10% for the Third Quarter as the Company Approaches $2.9 Billion in Total Assets

October 20, 2006

Contact: Kevin Sipes
Executive Vice President & CFO

Louisville, KY — Republic Bancorp, Inc. (Republic or the Company) (NASDAQ: RBCAA), the holding company for Republic Bank & Trust Company, Republic Bank & Trust Company of Indiana and GulfStream Community Bank (“GulfStream”), posted net income from continuing operations of $6.3 million for the quarter ended September 30, 2006, with diluted earnings per Class A Common Stock from continuing operations of $0.31. This compares to net income from continuing operations of $5.8 million and diluted earnings per Class A Common Stock from continuing operations of $0.28 for the same period in 2005.  Earnings from discontinued operations during 2006 and 2005 are comprised solely of the Company’s deferred deposit business segment, which Republic predominantly exited in the first quarter of 2006.

On October 3rd Republic completed its acquisition of GulfStream Community Bank of Port Richey, Florida.  GulfStream, which began operations in 2000, currently has total assets of $66 million.  Steve Trager commented on the acquisition, “We are extremely excited about the completion of the GulfStream acquisition and our entrance into the Florida market.  This acquisition is part of our strategic plan to expand the Company’s footprint outside of our traditional markets.  We hope to further expand our operations in Florida by adding new locations in the Greater Tampa Bay area over the near term.  The Company also plans to open additional banking centers in northern Kentucky, southern Indiana and to enter the Bullitt County, Kentucky market in the coming year.”

Total loans for the third quarter grew by $19 million reaching $2.2 billion in outstanding balances.  For the first nine months of 2006, total loans increased $157 million in the “Banking” segment.  The Company increased its focus toward secondary market lending during the third quarter as a moderate decline in long-term interest rates shifted consumer demand to 15- and 30-year fixed rate residential real estate loans, a trend that is likely to continue into the fourth quarter of the year.  Commercial real estate lending activity continued to be solid as the Company’s pipeline of loans in process remained comparable to previous quarters.  “Overall, we are very pleased with the volume and quality of our new loan originations during the first nine months of 2006.  We look forward to finishing the year with solid loan production as we seek to become the #1 home mortgage lender in Louisville, Kentucky for the 6th consecutive year,” stated Steve Trager, President & CEO of Republic.

Net interest income for the third quarter increased $1.1 million compared to the same period in 2005.  The increase in net interest income was primarily in the Banking segment and was driven by year over year growth in the loan portfolio.  Helping drive this growth was the increase in residential real estate loans from September 30, 2005.  “As with many financial institutions, rising interest rates and a flattening yield curve are an ongoing challenge for us.  Despite ongoing compression in our net interest margin, net interest income was in line with our expectations for the third quarter due to a combination of focused asset/liability management and strong loan volume driven by our dedicated sales force.  While we do not anticipate the downward pressure on our margin will reverse in the near term, we are encouraged that we can continue to increase net interest income through growth in the loan portfolio,” commented Kevin Sipes, Executive Vice President & CFO of Republic.

The Company’s provision for loan losses was a low $110,000 during the quarter due to continued strong credit quality.  The Company’s level of delinquencies and non-performing loans remained very positive compared to peer.  Republic’s overall percentage of delinquent loans to total loans was a low 0.53% at September 30, 2006 compared to 0.35% at December 31, 2005.  In addition, the Company’s percentage of non-performing loans to total loans was 0.25% at September 30, 2006 compared to 0.29% at December 31, 2005.

The Company also continued its focus on growing non-interest income and reducing non interest expense during the third quarter.  Service charges on deposits increased 17% for the third quarter of 2006 compared to the same period in 2005.  The growth in deposit fee income was primarily driven by a strong increase in the Company’s checking account base, which surpassed 81,000 accounts at September 30, 2006.  For the quarter, non interest expense was up only 2% over the third quarter of 2005.  The increase in non interest expense was moderated by a $750,000 credit for a reduction in incentive compensation accruals. Exclusive of the reduction in incentive compensation accruals, non interest expense increased only 6% for the third quarter of 2006, notably below the pace experienced in the first two quarters of 2006.

Steve Trager concluded, “While our operating results for the third quarter were in-line with our expectations given the current economic environment, we continue to strive for loftier goals.  With sound fundamentals driving our loan and deposit growth, combined with a strong history of successful execution of balance sheet strategies, we remain optimistic for the Company’s earnings potential for the remainder of 2006 and beyond.  As a Company, we remain focused on the future and maintaining our commitment of building long-term shareholder value.  We are grateful to all of our clients and shareholders for their continued support as we remain steadfast in our goal of being the premier financial institution in our markets.”

Republic Bancorp, Inc. (Republic), has 35 banking centers, and is the parent company of: Republic Bank & Trust Company with 33 banking centers in nine Kentucky communities — Bowling Green, Elizabethtown, Fort Wright, Frankfort, Georgetown, Lexington, Louisville, Owensboro, and Shelbyville; Republic Bank & Trust Company of Indiana with two banking centers in Jeffersonville and New Albany, Indiana.  GulfStream Community Bank has two banking centers in Port Richey and New Port Richey, Florida. Republic Bank & Trust Company operates two Republic Finance offices in Louisville, as well as Tax Refund Solutions, a nationwide tax refund loan and check provider. Republic Bank offers internet banking at www.republicbank.com. Republic has $2.9 billion in assets and $1 billion in trust assets under custody and management. Republic is headquartered in Louisville, Kentucky, and Republic Class A Common Stock is listed under the symbol ‘RBCAA’ on the NASDAQ National Global Select Market.

Statements in this press release relating to Republic’s plans, objectives, or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations. Republic’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties, including those discussed in Republic’s 2005 Form 10-K and subsequent 10-Qs filed with the Securities and Exchange Commission.

Republic Bancorp, Inc. Financial Information
Third Quarter 2006 Earnings Release

(all amounts other than per share amounts and number of employees are expressed in thousands unless otherwise noted)

Balance Sheet Data

	Sept. 30, 2006	Dec. 31, 2005	Sept. 30, 2005
Assets:
Cash and cash equivalents	$66,145	$77,169	$87,810
Securities available for sale	453,678	447,865	391,641
Securities to be held to maturity	57,296	64,298	64,157
Mortgage loans held for sale	1,530	6,582	15,616
Loans	2,212,245	2,060,656	1,966,140
Allowance for loan losses	(10,857)	(11,009)	(11,123)
Federal Home Loan Bank stock	22,666	21,595	21,336
Other assets	75,799	68,400	67,750
Total assets	$2,878,502	$2,735,556	$2,603,327

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$282,134	$286,484	$284,870
Interest-bearing deposits	1,265,120	1,316,081	1,273,707
Total deposits	1,547,254	1,602,565	1,558,577

Securities sold under agreements to repurchase and other short-term borrowings	304,246	292,259	281,562
Federal Home Loan Bank borrowings	725,732	561,133	483,673
Subordinated note	41,240	41,240	41,240
Other liabilities	27,052	24,785	24,354
Total liabilities	2,645,524	2,521,982	2,389,406

Stockholders’ equity	232,978	213,574	213,921
Total liabilities and Stockholders’ equity	$2,878,502	$2,735,556	$2,603,327

Average Balance Sheet Data from Continuing Operations

	Third Quarter Ended Sept. 30,		Nine Months Ended Sept. 30,
	2006	2005	2006	2005
Assets:
Federal funds sold and other	$15,474	$38,226	$14,054	$60,370
Investment securities, including FHLB stock	492,363	507,848	500,375	534,369
Loans and fees, including loans held for sale	2,204,309	1,945,589	2,155,315	1,885,878
Total earning assets	2,712,146	2,491,663	2,669,744	2,480,617
Total assets	2,825,716	2,597,475	2,781,843	2,587,075

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$275,426	$281,033	$288,232	$294,629
Interest-bearing deposits	1,299,197	1,242,219	1,307,966	1,235,883
Securities sold under agreements to repurchase and other short-term borrowings	345,156	336,302	339,106	366,041
Federal Home Loan Bank borrowings	609,548	486,199	553,835	464,108
Subordinated note	41,240	20,620	41,240	6,949
Total interest-bearing liabilities	2,295,141	2,085,340	2,242,147	2,072,981
Stockholders’ equity	228,112	215,699	222,745	210,721

Republic Bancorp, Inc. Financial Information
Third Quarter 2006 Earnings Release (continued)

Income Statement Data

	Third Quarter Ended Sept. 30,		Nine Months Ended Sept. 30,
	2006	2005	2006	2005

Total interest income (1)(2)	$43,616	$35,643	$129,445	$109,934
Total interest expense	22,925	16,096	62,652	44,184
Net interest income	20,691	19,547	66,793	65,750

Provision for loan losses	110	(300)	2,013	423

Service charges on deposit accounts (2)	4,291	3,682	12,043	9,996
Electronic refund check fees	3	77	3,954	5,905
Net RAL securitization income	113	—	2,531	—
Mortgage banking income	657	797	1,599	2,149
Title insurance commissions	347	481	1,042	1,266
Other	1,190	1,060	3,580	3,278
Total non interest income	6,601	6,097	24,749	22,594

Salaries and employee benefits	9,544	9,163	30,968	28,128
Occupancy and equipment, net	3,550	3,361	10,933	10,049
Communication and transportation	593	662	1,895	2,165
Marketing and development	543	637	1,728	1,681
Other	3,332	3,379	10,072	9,262
Total non interest expenses	17,562	17,202	55,596	51,285

Income from continuing operations before income tax expense	9,620	8,742	33,933	36,636
Income tax expense from continuing operations	3,294	2,965	11,798	12,493

Income from continuing operations before discontinued operations, net of income tax expense(3)	6,326	5,777	22,135	24,143

Income from discontinued operations before income tax expense	522	3,445	345	7,843
Income tax expense from discontinued operations	182	1,172	120	2,674

Income from discontinued operations, net of income tax expense	340	2,273	225	5,169

Net income	$6,666	$8,050	$22,360	$29,312

(1) - The amount of loan fee income included in total interest income was $283,000 and $373,000 for the quarters ended September 30, 2006 and 2005. The amount of loan fee income included in total interest income was $5.9 million and $9.8 million for the nine months ended September 30, 2006 and 2005.

(2) - Reclassifications -In prior period financial statement filings, the Company classified daily overdraft fees within service charges on deposits along with per item overdraft fees. In 2006, the Company reclassified daily overdraft fees into loan fees, which is included as a component of interest income on loans. All prior period amounts presented have been reclassified to conform to current period presentation. For the quarter and nine months ended September 30, 2006, the amount of fees reclassified was $527,000 and $1.5 million. For the quarter and nine months ended September 30, 2005, the amount of fees reclassified was $460,000 and $1.2 million.

Republic Bancorp, Inc. Financial Information
Third Quarter 2006 Earnings Release (continued)

	Third Quarter Ended Sept. 30,		Nine Months Ended Sept. 30,
	2006	2005	2006	2005
Per Share Data(4):
Basic average shares outstanding	19,533	19,780	19,511	19,820
Diluted average shares outstanding	20,057	20,564	20,042	20,654

End of period shares outstanding:
Class A Common Stock	17,306	17,354	17,306	17,354
Class B Common Stock	2,239	2,252	2,239	2,252

Book value per share	$11.92	$10.91	$11.92	$10.91

Earnings per share from continuing operations:
Basic earnings per Class A Common Stock	0.32	0.29	1.14	1.22
Basic earnings per Class B Common Stock	0.31	0.29	1.11	1.20
Diluted earnings per Class A Common Stock	0.31	0.28	1.11	1.17
Diluted earnings per Class B Common Stock	0.30	0.27	1.08	1.15

Earnings per share from discontinued operations(3):
Basic earnings per Class A Common Stock	0.02	0.12	0.01	0.26
Basic earnings per Class B Common Stock	0.02	0.11	0.01	0.24
Diluted earnings per Class A Common Stock	0.02	0.11	0.01	0.25
Diluted earnings per Class B Common Stock	0.02	0.10	0.01	0.23

Earnings per share:
Basic earnings per Class A Common Stock	0.34	0.41	1.15	1.48
Basic earnings per Class B Common Stock	0.33	0.40	1.12	1.46
Diluted earnings per Class A Common Stock	0.33	0.39	1.12	1.42
Diluted earnings per Class B Common Stock	0.32	0.39	1.09	1.40

Cash dividends declared per share:
Class A Common Stock	0.099	0.084	0.282	0.238
Class B Common Stock	0.090	0.076	0.256	0.216

Performance Ratios:
Return on average assets (ROA) from continuing operations	0.90%	0.89%	1.06%	1.24%
Return on average assets	0.94	1.23	1.07	1.49
Return on average equity (ROE) from continuing operations	11.09	10.74	13.25	15.31
Return on average equity	11.69	14.93	13.38	18.55
Efficiency ratio from continuing operations(5)	64	67	61	58

Yield on average earning assets	6.43	5.72	6.46	5.91
Cost of interest-bearing liabilities	4.00	3.09	3.73	2.84
Net interest spread	2.43	2.63	2.73	3.07
Net interest margin	3.05	3.14	3.34	3.53

Asset Quality Ratios:
Loans on non-accrual status	5,435	6,661	5,435	6,661
Loans past due 90 days or more and still on accrual	205	2,484	205	2,484
Total non-performing loans	5,640	9,145	5,640	9,145
Other real estate owned	256	94	256	94
Total non-performing assets	5,896	9,239	5,896	9,239
Non-performing loans to total loans	0.25%	0.47%	0.25%	0.47%
Allowance for loan losses to total loans	0.49	0.57	0.49	0.57
Allowance for loan losses to non-performing loans	193	122	193	122
Net loan charge-offs to average loans (from continuing operations)	—	(0.07)	0.09	0.10
Delinquent loans to total loans(6)	0.53	0.54	0.53	0.54

Other Information:
End of period full-time equivalent employees	672	667	672	667
Number of bank offices (including LPO’s)	37	36	37	36

Republic Bancorp, Inc. Financial Information
Third Quarter 2006 Earnings Release (continued)

Balance Sheet Data

	Quarterly Comparison
	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005
Assets:
Cash and cash equivalents	$66,145	$74,843	$74,952	$77,169	$87,810
Securities available for sale	453,678	384,232	398,764	447,865	391,641
Securities to be held to maturity	57,296	58,141	63,847	64,298	64,157
Mortgage loans held for sale	1,530	4,162	6,756	6,582	15,616
Loans	2,212,245	2,193,482	2,110,212	2,060,656	1,966,140
Allowance for loan losses	(10,857)	(10,760)	(11,023)	(11,009)	(11,123)
Federal Home Loan Bank stock	22,666	22,351	21,905	21,595	21,336
Other assets	75,799	74,228	75,252	68,400	67,750
Total assets	$2,878,502	$2,800,679	$2,740,665	$2,735,556	$2,603,327

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$282,134	$279,800	$300,142	$286,484	$284,870
Interest-bearing deposits	1,265,120	1,321,336	1,336,253	1,316,081	1,273,707
Total deposits	1,547,254	1,601,136	1,636,395	1,602,565	1,558,577

Securities sold under agreements to repurchase and other short-term borrowings	304,246	323,334	314,671	292,259	281,562
Federal Home Loan Bank borrowings	725,732	582,378	494,513	561,133	483,673
Subordinated note	41,240	41,240	41,240	41,240	41,240
Other liabilities	27,052	26,977	31,766	24,785	24,354
Total liabilities	2,645,524	2,575,065	2,518,585	2,521,982	2,389,406

Stockholders’ equity	232,978	225,614	222,080	213,574	213,921
Total liabilities and Stockholders’ equity	$2,878,502	$2,800,679	$2,740,665	$2,735,556	$2,603,327

Average Balance Sheet Data from Continuing Operations

	Quarterly Comparison
	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005
Assets:
Federal funds sold and other	$15,474	$20,867	$5,713	$18,038	$38,226
Investment securities, including FHLB stock	492,363	484,970	524,139	546,791	507,848
Loans and fees, including loans held for sale	2,204,309	2,156,678	2,103,869	2,018,378	1,945,589
Total earning assets	2,712,146	2,662,515	2,633,721	2,583,207	2,491,663
Total assets	2,825,716	2,775,527	2,746,757	2,698,015	2,597,457

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$275,426	$286,620	$302,954	$280,105	$281,033
Interest-bearing deposits	1,299,197	1,305,983	1,318,936	1,273,315	1,242,219
Securities sold under agreements to repurchase and other short-term borrowings	345,156	342,753	329,233	339,405	336,302
Federal Home Loan Bank borrowings	609,548	547,211	504,719	527,782	486,199
Subordinated note	41,240	41,240	41,240	41,240	20,620
Total interest-bearing liabilities	2,295,141	2,237,187	2,194,128	2,181,742	2,085,340
Stockholders’ equity	228,112	223,853	219,847	214,674	215,699

Republic Bancorp, Inc. Financial Information
Third Quarter 2006 Earnings Release (continued)

Income Statement Data

	Quarterly Comparison
	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005

Total interest income (2)	$43,616	$41,611	$44,218	$38,145	$35,643
Total interest expense	22,925	20,723	19,004	18,248	16,096
Net interest income	20,691	20,888	25,214	19,897	19,547

Provision for loan losses	110	573	1,330	(83)	(300)

Service charges on deposit accounts	4,291	4,089	3,663	3,855	3,682
Electronic refund check fees	3	523	3,428	178	77
Net securitizarion income	113	404	2,014	—	—
Mortgage banking income	657	487	455	602	797
Title insurance commissions	347	403	292	490	481
Other	1,190	1,269	1,121	1,088	1,060
Total non interest income	6,601	7,175	10,973	6,213	6,097

Salaries and employee benefits	9,544	10,056	11,368	8,603	9,163
Occupancy and equipment, net	3,550	3,660	3,723	3,605	3,361
Communication and transportation	593	595	707	835	662
Marketing and development	543	605	580	808	637
Other	3,332	3,277	3,463	3,376	3,379
Total non interest expenses	17,562	18,193	19,841	17,227	17,202

Income from continuing operations before income tax expense	9,620	9,297	15,016	8,966	8,742
Income tax expense from continuing operations	3,294	3,335	5,169	3,031	2,965

Income from continuing operations before discontinued operations, net of income tax expense(3)	6,326	5,962	9,847	5,935	5,777

Income (loss) from discontinued operations before income tax expense	522	(3)	(174)	(282)	3,445

Income tax expense (benefit) from discontinued operations	182	(2)	(60)	(100)	1,172

Income (loss) from discontinued operations, net of income tax expense (benefit)	340	(1)	(114)	(182)	2,273

Net income	$6,666	$5,961	$9,733	$5,753	$8,050

(2) - Reclassifications -In prior period financial statement filings, the Company classified daily overdraft fees within service charges on deposits along with per item overdraft fees. In 2006, the Company reclassified daily overdraft fees into loan fees, which is included as a component of interest income on loans. All prior period amounts presented have been reclassified to conform to current period presentation. The Company made the following quarterly reclassifications: $527,000 (September30 2006), $526,000 (June 30, 2006), $450,000 (March 31, 2006), $464,000( December 31, 2005) and $460,000 (September 30, 2005).

Republic Bancorp, Inc. Financial Information
Third Quarter 2006 Earnings Release (continued)

	Four Quarter Comparison
	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005
Per Share Data(4):
Basic average shares outstanding	19,533	19,517	19,483	19,467
Diluted average shares outstanding	20,057	20,030	20,022	20,212

End of period shares outstanding:
Class A Common Stock	17,306	17,275	17,264	17,188
Class B Common Stock	2,239	2,244	2,247	2,249

Book value per share	$11.92	$11.56	$11.38	$10.99

Earnings per share from continuing operations:
Basic earnings per Class A Common Stock	0.32	0.31	0.51	0.31
Basic earnings per Class B Common Stock	0.31	0.30	0.50	0.30
Diluted earnings per Class A Common Stock	0.31	0.30	0.49	0.29
Diluted earnings per Class B Common Stock	0.30	0.29	0.49	0.29

Earnings per share from discontinued operations(3):
Basic earnings per Class A Common Stock	0.02	0.00	(0.01)	(0.01)
Basic earnings per Class B Common Stock	0.02	0.00	(0.01)	(0.02)
Diluted earnings per Class A Common Stock	0.02	0.00	(0.01)	(0.01)
Diluted earnings per Class B Common Stock	0.02	0.00	(0.01)	(0.02)

Earnings per share:
Basic earnings per Class A Common Stock	0.34	0.31	0.50	0.30
Basic earnings per Class B Common Stock	0.33	0.30	0.49	0.29
Diluted earnings per Class A Common Stock	0.33	0.30	0.49	0.29
Diluted earnings per Class B Common Stock	0.32	0.29	0.48	0.28

Cash dividends declared per share:
Class A Common Stock	0.099	0.099	0.084	0.084
Class B Common Stock	0.090	0.090	0.076	0.076

Performance Ratios:
Return on average assets (ROA) from continuing operations	0.90%	0.86%	1.43%	0.88%
Return on average assets	0.94	1.23	1.07	1.49
Return on average equity (ROE) from continuing operations	11.09	10.66	17.92	11.08
Return on average equity	11.69	10.65	17.71	10.72
Efficiency ratio from continuing operations(5)	64	65	55	66

Yield on average earning assets	6.43	6.25	6.72	5.91
Cost of interest-bearing liabilities	4.00	3.71	3.46	3.35
Net interest spread	2.43	2.54	3.26	2.56
Net interest margin	3.05	3.14	3.83	3.08

Asset Quality Data:
Loans on non-accrual status	5,435	6,569	5,530	5,725
Loans past due 90 days or more and still on accrual	205	564	470	295
Total non-performing loans	5,640	7,133	6,000	6,020
Other real estate owned	256	55	499	452
Total non-performing assets	5,896	7,188	6,499	6,472
Non-performing loans to total loans	0.25%	0.33%	0.28%	0.29%
Allowance for loan losses to total loans	0.49	0.49	0.52	0.53
Allowance for loan losses to non-performing loans	193	151	184	183
Net loan charge-offs to average loans (from continuing operations)	—	0.15	0.13	0.07
Delinquent loans to total loans(6)	0.53	0.41	0.37	0.35

Other Information:
End of period full-time equivalent employees	672	640	662	678
Number of bank offices (including LPO’s)	37	37	37	37

Segment Data:

The reportable segments are determined by the type of products and services offered, distinguished between (I) Banking operations, (II) Mortgage banking operations, (III) Tax Refund Solutions and (IV) Deferred Deposits or “Payday Loans.” The Company substantially exited the deferred deposit business during the first quarter of 2006; therefore, its segment operations are presented as discontinued operations. Loans, investments and deposits provide the majority of revenue from banking operations; servicing fees and loan sales provide the majority of revenue from mortgage banking operations; Refund Anticipation Loan (“RAL”) fees, Electronic Refund Check (“ERC”) fees and Net RAL Securitization Income provide the majority of the revenue from Tax Refund Solutions; and fees for providing deferred deposits or payday loans have historically represented the primary revenue source for the deferred deposit segment. All Company segments are domestic. Segment information for the three and nine months ended September 2006 and 2005 follows:

	Three Months Ended September 30, 2006
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$20,458	$143	$90	$20,691	$3
Provision for loan losses	395	(285)	—	110	(33)
Electronic Refund Check fees	—	3	—	3	—
Net RAL securitization income	—	113	—	113	—
Mortgage banking income	—	—	657	657	—
Other revenue	6,103	6	(281)	5,828	500
Income tax expense	3,428	(228)	94	3,294	182
Net income	6,526	(379)	179	6,326	340
Segment assets	2,874,112	2,787	1,603	2,878,502	—

	Three Months Ended September 30, 2005
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$19,360	$31	$156	$19,547	$1,660
Provision for loan losses	46	(346)	—	(300)	(2,285)
Electronic Refund Check Fees	—	77	—	77	—
Mortgage banking income	—	—	797	797	.
Other revenue	5,564	14	(355)	5,223	3
Income tax expense	3,152	(269)	82	2,965	1,172
Net income	6,119	(502)	160	5,777	2,273
Segment assets	2,578,050	3,248	15,624	2,596,922	6,405

	Nine Months Ended September 30, 2006
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$60,837	$5,734	$222	$66,793	$498
Provision for loan losses	1,634	379	—	2,013	(353)
Electronic Refund Check fees	—	3,954	—	3,954	—
Net RAL securitization income	—	2,531	—	2,531	—
Mortgage banking income	—	—	1,599	1,599	—
Other revenue	17,233	13	(581)	16,665	500
Income tax expense	8,900	2,669	229	11,798	120
Net income	16,697	5,008	430	22,135	225
Segment assets	2,874,112	2,787	1,603	2,878,502	—

	Nine Months Ended September 30, 2005
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$56,669	$8,753	$328	$65,750	$7,861
Provision for loan losses	(748)	1,171	—	423	(1,391)
Electronic Refund Check Fees	—	5,905	—	5,905	—
Mortgage banking income	—	—	2,149	2,149	—
Other revenue	15,185	79	(724)	14,540	21
Income tax expense	8,917	3,256	320	12,493	2,674
Net income	17,232	6,292	619	24,143	5,169
Segment assets	2,578,050	3,248	15,624	2,596,922	6,405

(3) – Represents the Company substantially exiting the payday loan segment of business during the first quarter of 2006.

(4) – Prior period amounts have been restated to reflect the 5% stock dividend declared in the first quarter of 2006.

(5) – Equals total non-interest expense divided by the sum of net interest income and non interest income.

(6) – Equals total loans over 30 days past due divided by total loans.